Exhibit 99.1

Sky Harbour Group Announces an Agreement and Closing of a Sale of 6,586,154 Shares of Class A Common Stock and 1,141,600 Warrants in a Private Equity Placement with Altai Capital Investment Vehicles for Aggregate Consideration of $42,810,000

West Harrison, New York – November 2nd, 2023 – Sky Harbour Group Corporation (NYSE American: SKYH, SKYH WS) (“SHG” or the “Company”), an aviation infrastructure company building the first nationwide network of Home-Basing campuses for business aircraft, today announced it entered into a Securities Purchase Agreement on November 1, 2023 (the “Purchase Agreement”) with investment vehicles managed by Altai Capital (collectively, the “Investors”) for a private placement of 6,586,154 shares of Class A Common Stock (the “PIPE Shares”) and warrants1 to purchase up to 1,141,600 shares of Class Common Stock (the “PIPE Warrants” and, together with the PIPE Shares, the “PIPE Securities”) for an aggregate purchase price of $42,810,000 (the “Financing”). On a per share basis, the purchase price is equivalent to approximately $6.50 per share of Class A Common Stock and associated warrant coverage.

In addition, pursuant to the Purchase Agreement, the Company granted Altai Capital Falcon LP (“Altai Falcon”), the lead Investor, the right to purchase up to an additional $15 million in shares of Class A Common Stock and corresponding warrants on similar terms and warrant coverage ratio as the Financing for a period of 30 days.

Altai Falcon includes participations from accredited investors including funds managed by 8VC, a technology focused investment firm led by Joe Lonsdale, co-founder of Palantir Technologies, and Raga Partners, a New York-based private investment firm. The closing of the Financing (the “Closing”) occurred today in New York, NY.

Joe Lonsdale of 8VC commented: “We are excited to join other prominent Silicon Valley investors in Sky Harbour. We love the business and we love the Sky Harbour offering. We know this team well and are absolutely eager to get behind them and fly Sky Harbour to new heights.” 8VC co-founder Jake Medwell added, “8VC is excited to be involved with Sky Harbour. I’ve spent most of the last decade thinking about transportation and logistics and how the landscape is changing. This is by far one of the most exciting and unique opportunities I have come across.”

Tal Keinan, Sky Harbour CEO, commented: “This investment, and this particular investor group, represent a strategic milestone for Sky Harbour. Our new partners include some of the savviest players in Business Aviation. Sky Harbour is about to get bigger, faster and better.”

Altai Capital’s founder, Rishi Bajaj commented, “We are enthusiastic about Sky Harbour’s prospects and this investment opportunity and are excited to partner with the Company as it develops premium airport hangar infrastructure at key business and general aviation airports in the US.”

The Altai Capital investors join long-term Sky Harbour shareholders including the Boston Omaha Corporation, Due West Partners and Center Capital. Jordan Moelis of Center Capital commented: “With seven airport leases and counting, we believe this is only the beginning. There is an incredible opportunity in front of Sky Harbour.” Alex Valner also of Center Capital added: “Strong leadership, a great platform, and macro tailwinds for aviation make Sky Harbour one of Center Capital’s most valued holdings.”

The Purchase Agreement includes certain covenants, including a limitation on the Company’s use of the net proceeds from the Financing and certain customary standstill restrictions for a period of 90 days. In addition, the Investors entered into a six-month customary lock-up agreement beginning on the Closing date. The composition of the board of directors and corporate governance of the Company will remain unchanged.

1 The PIPE Warrants are governed by the Warrant Agreement, dated as of October 21, 2020, by and between the Company and Continental Stock Transfer and Trust Company, and, following Securities Act registration and Lock-up Agreement expiration, are expected to trade under the ticker SKYH WS with the Company’s existing warrants. The PIPE Warrants are exercisable at an exercise price of $11.50 per share, subject to adjustment as set forth therein, and will expire on January 25, 2027. For further information regarding the terms of the PIPE Warrants, see the section entitled “Warrants” in Exhibit 4.4 (Description of Securities) to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the Securities and Exchange Commission (the “SEC”) on March 24, 2023.

The PIPE Securities were offered and sold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder. Each of the Investors represented that it was an “accredited investor,” as defined in Regulation D, and acquired the PIPE Securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The PIPE Securities have not been registered under the Securities Act and such PIPE Securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Morrison & Foerster acted as legal advisor to the Company and Schulte Roth + Zabel LLP to Altai Capital.

About Sky Harbour Group Corporation

Sky Harbour Group Corporation is an aviation infrastructure company developing the first nationwide network of Home-Basing campuses for business aircraft. The company develops, leases and manages general aviation hangars across the United States. Sky Harbour’s Home-Basing offering aims to provide private and corporate customers with the best physical infrastructure in business aviation, coupled with dedicated service tailored to based aircraft, offering the shortest time to wheels-up in business aviation. To learn more, visit www.skyharbour.group.

About Altai Capital

Altai Capital is a technology-focused investment firm founded in 2009 by Rishi Bajaj. Altai Capital makes long-term investments across a diverse range of financial instruments, including debt, private equity, venture capital, and publicly traded securities. To learn more, visit www.altai.com.

Forward Looking Statements

Certain statements made in this release are "forward looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995, including statements about the financial condition, results of operations, earnings outlook and prospects of SHG may include statements for the period following the consummation of the business combination. When used in this press release, the words “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements are based on the current expectations of the management of SHG as applicable and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those discussed and identified in the public filings made or to be made with the SEC by SHG, including the filings described above, regarding the following: expectations regarding SHG’s strategies and future financial performance, including its future business plans, expansion plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and SHG’s ability to invest in growth initiatives; SHG’s ability to scale and build the hangars currently under development or planned in a timely and cost-effective manner; the implementation, market acceptance and success of SHG’s business model and growth strategy; the success or profitability of SHG’s hangar facilities; SHG’s future capital requirements and sources and uses of cash; SHG’s ability to obtain funding for its operations and future growth; developments and projections relating to SHG’s competitors and industry; the ability to recognize the anticipated benefits of the business combination; geopolitical risk and changes in applicable laws or regulations; the possibility that SHG may be adversely affected by other economic, business, and/or competitive factors; operational risk; risk that the COVID-19 pandemic, and local, state, and federal responses to addressing the pandemic may have an adverse effect on SHG’s business operations, as well as SHG’s financial condition and results of operations. Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of SHG prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. SHG undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contacts

SKYH Investor Relations:

investors@skyharbour.group

Attn: Francisco X. Gonzalez, CFO